SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240-14a-11(c) or Section 240.14a-12

                         BUCKEYE CELLULOSE CORPORATION
                (Name of Registrant as specified In Its Charter)

- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

[1] Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: _________________________

     2)   Form, Schedule or Registration Statement No.: _______________________

     3)   Filing Party: __________________________

     4)   Date Filed: __________________________

                          BUCKEYE CELLULOSE CORPORATION


                           --------------------------


                          Notice of 1997 Annual Meeting
                                 of Stockholders

                                       and

                                 Proxy Statement


                           --------------------------








                                Annual Meeting of
                                  Stockholders

                                October 21, 1997

                          Buckeye Cellulose Corporation
                                 P.O. Box 80407
                               1001 Tillman Street
                            Memphis, Tennessee 38108


                                                              September __, 1997

TO THE STOCKHOLDERS OF BUCKEYE CELLULOSE CORPORATION


     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Buckeye Cellulose Corporation (the "Company") which will be held at the Dixon Gallery & Gardens, 4339 Park Avenue, Memphis, Tennessee, on Tuesday, October 21, 1997, at 5:00 p.m., Central Daylight Time.

     We have enclosed a Notice of Annual Meeting of Stockholders, a Proxy Statement, and a Proxy. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

     Detailed information relating to the Company's activities and operating performance during fiscal 1997 is contained in the Annual Report to Stockholders of the Company, which is being mailed to you with this Proxy Statement, but is not a part of the proxy solicitation material. If you do not receive or have access to the Proxy and Proxy Statement or the 1997 Annual Report, please notify Mimi Hall, Buckeye Cellulose Corporation, 5395 Estate Office Drive, Suite 1, Memphis, Tennessee 38119-3636, telephone (901) 682-1360.

     It is important  that your shares are  represented  and voted at the Annual
Meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed Proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your Proxy can be revoked upon your request prior to balloting. If you wish to personally vote at the meeting, but your shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

     We urge you to return your Proxy by mailing it in the enclosed postage-paid envelope to be received no later than Tuesday, October 21, 1997, or by sending it to the Company through a courier or by personal delivery no later than 12:00 noon, Tuesday, October 21, 1997.


                                            Sincerely yours,


                                            Robert E. Cannon
                                            Chairman and Chief Executive Officer

                          BUCKEYE CELLULOSE CORPORATION
                                 P.O. Box 80407
                               1001 Tillman Street
                             Memphis, TN 38108-0407

                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                                October 21, 1997

     Notice is hereby given that the Annual Meeting of Stockholders of Buckeye Cellulose Corporation (the "Company") will be held October 21, 1997, at 5:00 P.M., Central Daylight Time, at the Dixon Gallery & Gardens, 4339 Park Avenue, Memphis, Tennessee, for the following purposes:

     1. To elect two Class II directors to serve a three-year term, or until their successors have been duly elected and qualified.

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants and auditors for fiscal 1998.

     3.   To approve an  amendment to the Amended and  Restated  Certificate  of
          Incorporation   to  change  the  name  of  the   Company  to  "Buckeye
          Technologies, Inc."

     4. To approve an amendment to the Amended and Restated Certificate of Incorporation to delete the provision requiring cumulative voting in the election of directors of the Company.

     5. To approve an amendment to the Amended and Restated Certificate of Incorporation to require the affirmative vote of the holders of at least 75% of the outstanding shares of common stock of the Company, voting as a single class, to approve the merger or consolidation of the Company with or into any other entity other than a subsidiary of the Company or the sale, lease, exchange or disposition of all or substantially all of the assets of the Company and its subsidiaries.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on September 12, 1997, are entitled to notice of and to vote on all matters presented at the Annual Stockholders' Meeting.

                                         By Order of the Board of Directors


                                         Sheila Jordan Cunningham
                                         Secretary and Associate General Counsel

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

================================================================================
                                 PROXY STATEMENT

                          BUCKEYE CELLULOSE CORPORATION

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 21, 1997

- --------------------------------------------------------------------------------

                     INFORMATION CONCERNING THE SOLICITATION

     This statement is furnished in connection with the solicitation of proxies to be used at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Buckeye Cellulose Corporation (the "Company") to be held on October 21, 1997 at 5:00 P.M., Central Daylight Time, at Dixon Gallery & Gardens, 4339 Park Avenue, Memphis, Tennessee, and at any adjournment thereof.

     At the Annual Meeting, the Company's stockholders will vote to elect two Class II directors and to ratify the appointment of Ernst & Young LLP as the Company's independent accountants and auditors for fiscal 1998. Additionally, the stockholders will vote to amend the Amended and Restated Certificate of Incorporation (the "Charter") to (i) change the name of the Company to "Buckeye Technologies, Inc."; (ii) delete the provision requiring cumulative voting in the election of directors of the Company; and (iii) add a new provision requiring the affirmative vote of the holders of at least 75% of the outstanding shares of common stock of the Company (the "Common Stock"), voting as a single class, to approve the merger or consolidation of the Company with or into any other entity other than a subsidiary of the Company or the sale, lease, exchange or disposition of all or substantially all of the assets of the Company and its subsidiaries. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors. The affirmative vote of a majority of the shares present or represented at the meeting, if a quorum exists, is required to ratify the appointment of Ernst & Young LLP as the Company's independent accountants and auditors for fiscal 1998. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve each of the amendments to the Company's Charter described herein.

     Except with respect to cumulative voting for the election of directors, the holder of each share of Common Stock is entitled to one vote on all matters submitted before the Annual Meeting and at any adjournment thereof.

     Presently, the Company's Charter provides for cumulative voting in the election of directors. Each holder of the Common Stock (i) is entitled to the number of votes equal to the product of the number of shares of Common Stock held by such holder multiplied by the number of directors to be elected and (ii) may cast all of such votes for a single director or may distribute them among any number of the directors to be voted for as such holder may see fit. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     Stockholders are urged to sign the enclosed Proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the stockholders' directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors, FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants and auditors for fiscal 1998 and FOR each of the amendments to the Company's Charter described herein.

     The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the persons named in the enclosed proxy will use their discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407,
Attention: Sheila Jordan Cunningham, Secretary. The proxy may also be revoked by submission to the Company of a subsequently dated proxy. The giving of the proxy will not affect the right of a stockholder to attend the Annual Meeting and vote in person.

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of record of shares held by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to stockholders on or about September 19, 1997.

                          OUTSTANDING VOTING SECURITIES

     Only stockholders of record on September 12, 1997, are entitled to notice of and to vote at the Annual Meeting. On that date there were [18,680,193] shares of Common Stock issued and outstanding. Except with respect to cumulative voting for the election of directors, the holder of each share of Common Stock is entitled to one vote on all matters submitted before the Annual Meeting and at any adjournments thereof. A list of shareholders entitled to vote on matters at the Annual Meeting will be available at the Company's headquarters beginning October 6, 1997.

Proposal 1.  ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each class to be elected for three-year terms. At the Annual Meeting, two directors in Class II are nominees for election to hold office for a three-year term or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting by proxy. Presently, the Company's Charter provides for cumulative voting. Each holder of Common Stock (i) is entitled to the number of votes equal to the product of the number of shares of Common Stock held by such holder multiplied by the number of directors to be elected and (ii) may cast all of such votes for a single director or may distribute them among any number of the directors to be voted for as such holder may see fit.

     The Board of Directors of the Company recommends voting FOR the election of the following nominees:


                            NOMINEES FOR ELECTION AS
                       CLASS II DIRECTORS FOR A THREE-YEAR
                   TERM EXPIRING AT THE ANNUAL MEETING IN 2000

Director, Year First                                Principal Occupation,
Elected as Director           Age               Business and Directorships
- -------------------           ---               --------------------------

Red Cavaney                   54        President, Chief Executive Officer and a
    1996                                director   of  the   American   Plastics
                                        Council  since   October  1994;   former
                                        President of the American Forest & Paper
                                        Association    ("AF&PA")    and   former
                                        President  of the  AF&PA's  predecessor,
                                        the American Paper Institute; a director
                                        of  The  National   Plastics   Center  &
                                        Museum,    the   American   Society   of
                                        Association Executives and the Institute
                                        for   Research  on  the   Economics   of
                                        Taxation.

David B. Ferraro              59        President and Chief Operating Officer of
    1993                                the Company since March 1993; Manager of
                                        Strategic  Planning  of  The  Procter  &
                                        Gamble Company ("Procter & Gamble") from
                                        1991 through  1992;  President,  Buckeye
                                        Cellulose  Corporation,  a subsidiary of
                                        Procter & Gamble  ("Buckeye")  from 1989
                                        through 1991;  Executive  Vice President
                                        and Manager of Commercial  Operations of
                                        Buckeye   from   1987   through    1989;
                                        Comptroller of Buckeye from 1973 through 1986; joined Procter & Gamble in 1964.

                     CLASS I DIRECTORS CONTINUING IN OFFICE
                WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 1999

Director, Year First                                Principal Occupation,
Elected as Director           Age               Business and Directorships
- -------------------           ---               --------------------------

R. Howard Cannon              35        President  of  Dryve,  Inc.,  a  company
    1996                                consisting    of   27    dry    cleaning
                                        operations, since 1987; Trustee of both the Robert E. Cannon and the Kathryn G.
                                        Cannon Grantor  Retained Annuity Trusts.
                                        R. Howard Cannon is the son of Robert E.
                                        Cannon.

Harry J. Phillips, Sr.        67        Chairman of the  Executive  Committee of
    1996                                the     Board    of     Directors     of
                                        Browning-Ferris  Industries,  Inc. since
                                        1988;    former   Chairman   and   Chief
                                        Executive  Officer  of   Browning-Ferris
                                        Industries,  Inc; a director of National
                                        Commerce   Bancorporation,   RFS   Hotel
                                        Investors,  Inc., Buckman  Laboratories,
                                        Inc. and Morgan Keegan and Company, Inc.

                    CLASS III DIRECTORS CONTINUING IN OFFICE
                WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 1998

Director, Year First                                Principal Occupation,
Elected as Director           Age               Business and Directorships
- -------------------           ---               --------------------------

Robert E. Cannon              67        Chairman and Chief Executive  Officer of
    1993                                the Company  since  March 1993;  Dean of
                                        the College of Management, Policy and International Affairs at Georgia Tech from 1991 through 1992; Senior Vice
                                        President, Procter & Gamble from 1989 to
                                        1991;  Group Vice President - Industrial
                                        Products of Procter & Gamble, which included the operations of Buckeye from 1981 to 1989; President of Buckeye from
                                        1971 through 1981.

Henry F. Frigon               62        Private  investor since 1995;  Executive
    1996                                Vice  President - Corporate  Development
                                        and Strategy and Chief Financial Officer
                                        of  Hallmark  Cards,  Inc.  from 1991 to
                                        1995;   President  and  Chief  Executive
                                        Officer of BATUS Inc. from 1983 to 1991;
                                        a   director    of   H&R   Block   Inc.,
                                        CompuServe,  Inc.,  Dimon  International
                                        Inc. and Group Technologies Corp.

Samuel M. Mencoff             40        Vice   President  of  Madison   Dearborn
    1993                                Partners,  Inc. since January 1993; Vice
                                        President  of  First   Chicago   Venture
                                        Capital from 1987 to 1993; member of the
                                        operating   committees  of  the  general
                                        partners of Huntway  Partners,  L.P. and
                                        Golden   Oak   Mining   Company,   L.P.,
                                        respectively;  a  director  of Bay State
                                        Paper  Holding   Company  and  Riverwood
                                        International Corporation.

                             MEETINGS AND COMMITTEES

     The Board of Directors of the Company conducted seven meetings (exclusive of committee meetings) during fiscal 1997, and no director attended less than 75% of the meetings held during the period. The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee of the Board is composed of Messrs. Samuel M. Mencoff, Chairman, Red Cavaney and Harry J. Phillips, Sr., all of whom are non-employee directors of the Company. The Audit Committee met two times during fiscal year 1997, with representatives of Ernst & Young LLP, the Company's independent auditors, as well as the persons within the Company responsible for reviewing accounting, control, auditing and financial reporting matters. The Audit Committee is responsible, among other things, for recommending to the Board the firm of independent accountants and auditors to be retained by the Company, approving the services rendered by the professional accounting and auditing firm and reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditing firm.

     The Compensation Committee of the Board is composed of Messrs. Harry J. Phillips, Sr., Chairman, Samuel M. Mencoff and Henry F. Frigon, all of whom are non-employee directors of the Company. The Compensation Committee met three times during fiscal year 1997. The Compensation Committee is responsible for establishing and administering the Company's executive compensation plan and developing policies and guidelines for administering the plan.

                            COMPENSATION OF DIRECTORS

     Directors who are employees of the Company are not entitled to receive any fees for serving as directors. However, non-employee directors receive director's fees in the amount of $20,000 per annum payable quarterly, in cash or an equivalent amount of the Company's Common Stock, with the option provided to each director to defer receipt of his or her fees and receive in lieu thereof upon the expiration of his tenure as a member of the board, a cash payment equal to the number of shares of Common Stock which could have been purchased on the open market at the time of the deferral multiplied by the fair market value of the Common Stock at the time of expiration of such director's tenure. Additionally, pursuant to the Company's Stock Option Plan for Non-Employee Directors, each of Messrs. R. H. Cannon, Cavaney, Frigon, Mencoff and Phillips, as non-employee directors, received a grant of options to acquire 25,000 shares of Common Stock at the prevailing market price at the time of the grant, with Messrs. Cavaney, Frigon and Phillips receiving their stock option grants on May 20, 1996, Mr. Mencoff receiving his stock option grant on September 4, 1996, and Mr. R.H. Cannon receiving his stock option grant on July 1, 1997. Options to acquire 5,000 of the 25,000 shares vested on the date of the grant and the remaining options vest equally over the next four anniversary dates of the grant, provided the optionee remains a director of the Company during such period. Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which Mr. Mencoff's employer serves as general partner, all rights to director's fees and options to which he may be entitled as a director of the Company. All directors are reimbursed for out-of-pocket expenses related to their services as directors.

                     REPORT ON EXECUTIVE COMPENSATION OF THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors is comprised of three directors who are not employees of the Company. The Committee is responsible for establishing and administering the Company's executive compensation plan, including making recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers of the Company. The Compensation Committee has engaged the consulting firm of William M. Mercer, Inc., Atlanta, Georgia, to conduct appropriate surveys of executive compensation plans and to compile data for comparable companies for committee comparison and review.

     This report of the Compensation Committee describes the components of the Company's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of the Company.

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Philosophy and Structure

     Total compensation levels are designed to attract, retain and reward executives who contribute to the long-term success of the Company. Compensation for Company executives is comprised of three principal components: salary and benefits, annual incentive bonus compensation and long-term, equity-based incentive  compensation.  The  Compensation  Committee  believes that  executive compensation should be materially influenced by the Company's financial performance and, as such, the Committee has approved an executive compensation structure which places a significant portion of executive compensation "at risk" dependent upon the Company's and each individual's performance against clearly established criteria.

     The Company seeks to provide salary and benefit levels that are comparable to those of companies that perform similarly. Salary targets are established for various officer positions based on surveys of relevant industries conducted by an outside compensation consultant. Utilizing these targets, individual salaries are established to reflect the officer's performance in meeting Company objectives.

     During 1997, the Company paid bonuses averaging 8.8% of base salary to eligible employees, including officers, under a broad-based profit sharing plan for Company employees. Under this plan, bonuses of up to 15% of base salary are achievable dependent upon the Company's business performance measured against specific annual financial targets.

     The Company also made payments under its annual incentive bonus plan to officers and certain other employees for the fiscal year 1997 based on information determined from the compensation surveys conducted by the Company's outside consultant, the Company's business performance and the individual's role in contributing to the success of the Company. Future annual incentive bonus compensation awards to officers and designated employees will be determined within a percentage range of base salary, with the payment of approximately one-third of the award being subject to the Company's achieving certain earnings per share targets for the fiscal year; one-third being subject to the accomplishment of criteria established by the Chief Executive Officer and the Chief Operating Officer that are related to each individual's specific responsibilities; and one-third being based on an assessment of the individual's overall performance and his or her contribution to the Company during the fiscal year.

     In addition, from time-to-time, the Company makes long-term incentive awards to officers and certain other employees of (i) incentive and non-qualified stock options from stock option plans previously approved by the Stockholders and (ii) restricted stock from treasury shares of Common Stock set aside by the Company pursuant to a plan approved by the Board of Directors (the "Restricted Stock Plan"). The purpose of these awards is to focus the recipient's attention on the long-term performance of the business and to strengthen the alignment of stockholder and employee interests in share price appreciation. Restricted stock has been issued to certain Company officers under the Restricted Stock Plan, at the fair market value of the Company's stock on the date the plan was approved by the Board of Directors, as a supplemental retirement benefit to partially offset the loss of benefits under the Company's defined contribution plans resulting from the cap on wages required by applicable rules and regulations.

Chief Executive Officer and Chief Operating Officer

     Policies with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer are essentially the same as those for other officers, except that their compensation, including the criteria used for determining their incentive bonus, is directly established by the Compensation Committee. The annual compensation and incentive bonuses of the Chief Executive Officer and the Chief Operating Officer for the fiscal year 1997 reflect the Company's overall excellent performance during the period.

     The consulting firm engaged by the Committee has conducted compensation and benefit surveys which include both an assessment of the Company's financial performance compared to a group of comparable companies as well as comparisons with the compensation paid to the chief executive officers and the chief operating officers of other companies.

     The Compensation Committee believes that the compensation levels of the Company's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.



                                                COMPENSATION COMMITTEE:
                                                Harry J. Phillips, Sr., Chairman
                                                Henry F. Frigon
                                                Samuel M. Mencoff

                           SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the annual salary, bonus compensation and long-term incentive awards paid or accrued by the Company for each of fiscal years 1997, 1996, and 1995 to or for the account of the Chief Executive Officer and the four other highest compensated executive officers of the Company (the "executive officers") for the fiscal year1997.

                           Summary Compensation Table

- -----------------------------------------------------------------------------------------------------------------------------
                                                                                     Long Term
                                     Annual Compensation                          Compensation Awards

- -----------------------------------------------------------------------------------------------------------------------------
                           Fiscal                             Restricted Stock    Securities underlying        All other
    Name and Position       Year     Salary ($)   Bonus ($)      awards ($)(1)     options/SARS (#)(2)     compensation($)(3)
- ---------------------      ------    ----------   ---------   ----------------    ---------------------    ------------------
Robert E. Cannon........    1997     512,500      457,600         59,745                     --               22,500
  Chairman and Chief        1996     475,000      320,625         55,855                 65,000               22,500
  Executive Officer         1995     428,625      275,149                                    --               67,681

David B. Ferraro..........  1997     414,423      353,950         43,899                     --               22,500
  President and Chief       1996     389,423      253,125         41,507                 50,000               22,500
  Operating Officer         1995     355,451      215,057                                    --               57,086

Henry P. Doggrell...........1997     230,000       80,240         13,741                     --                8,246
  Sr. Vice President,       1996      19,167       51,438                               220,000                1,725
    Corporate Affairs and
    General Counsel

George B. Ellis...........  1997     259,615       82,000         19,023                     --               22,500
  Sr. Vice President,       1996     237,821       67,188         16,524                 25,000               22,500
    Manufacturing           1995     222,275       70,106                                    --               35,366
    -Specialty
    Cellulose Division

Herman P. van Eck(3)(4)...  1997     377,778      180,871             --                     --                   --
  Vice President, Special   1996     410,522       80,115             --                 25,000               71,733
   Projects                 1995     385,986       82,985             --                     --               75,927

     (1) Pursuant to the Company's Restricted Stock Plan, restricted shares of stock were accrued for the executive officers for fiscal years 1997 and 1996 in the following amounts: (i) in the case of Mr. Cannon, 1,674 and 1,565, respectively; (ii) in the case of Mr. Ferraro, 1,230 and 1,163, respectively; (iii) in the case of Mr. Doggrell, 385 shares for fiscal year 1997 only; and (iv) in the case of Mr. Ellis, 533 and 463, respectively. The price per share of $35.69 was based on the price of the Company's stock on the day that the plan was approved by the Board of Directors. Although the shares may be voted by the recipient, the shares may not be sold, pledged or otherwise transferred before the recipient's approved retirement from the Company, and if the recipient should violate the restrictions or otherwise leave the Company before an approved retirement date, the shares are subject to forfeiture. The aggregate value of all restricted stock holdings at the end of fiscal year 1997 for Messrs. Cannon, Ferraro, Doggrell, Ellis and van Eck was $115,600, $85,406, $13,741, $35,547 and $0,
     respectively. If dividends are paid to holders of Common Stock, holders of restricted stock similarly will be eligible to receive dividends.

     (2) There were no options granted during fiscal year 1997 to executive officers. The options in fiscal year 1996 were granted pursuant to the 1995 Incentive and Nonqualified Stock Option Plan for Management Employees (the "1995 Option Plan"). The exercise price of options granted to Messrs. Cannon, Ferraro, Ellis and van Eck is $18.50 per share, the fair market value of the Company's stock on the date of the Company's initial public offering on November 28, 1995, except that 10,810 of the options granted to Mr. Cannon were issued at the exercise price of $20.35 per share to properly qualify them as incentive stock options. An option for the purchase of 20,000 shares of the Company's stock was granted to Mr. Doggrell under the 1995 Option Plan at an exercise price of $25.50 per share, the fair market value of the Company's stock on June 1, 1996, the date Mr. Doggrell joined the Company. Upon joining the Company, Mr. Doggrell also received an option grant of 200,000 shares of Company stock at an exercise price of $15.19 per share pursuant to the Company's 1995 Management Stock Option Plan (the "Management Option Plan"), a limited stock option plan established by the Company to attract and retain key managers of the Company. All outstanding options vest periodically over a period of five years, except that Optionees who were over the age of 60 at the time of the option grant have shorter vesting periods, and may be exercised within a period of ten years from the date of grant or such shorter periods as are defined in the subscription agreements executed between the Company and the optionees pursuant to the 1995 Option Plan and the Management Option Plan (collectively, the "Option Plans").

     (3) Amounts  consist of accruals  under the  Buckeye  Retirement  Plan (the
     "Retirement Plan") and the Buckeye Retirement Plus Savings Plan (the "Retirement Plus Plan"), both of which are defined contribution retirement plans covering substantially all employees. The Company contributed 1% of the employee's gross compensation plus 1/2% for each year of service up to a maximum of 11% of the employee's gross compensation under the Retirement Plan. The Retirement Plus Plan provides for contributions by the Company of shares of Common Stock equal to an additional 4% of the employee's gross compensation during years when the Company has been financially successful based on a predetermined financial threshold approved by the Board. Amounts received by Mr. van Eck consist of accruals under the Company's retirement plan in effect pursuant to Swiss statutory requirements, except in fiscal year 1997, in lieu of making a payment under the Company's retirement plan, the Company paid to Mr. van Eck additional bonus compensation in an amount equal to the payment which would have normally been made in accordance with the Swiss statutory requirements.

     (4) Mr. van Eck's compensation (other than that paid in options) is paid in Swiss francs. Amounts have been translated to U.S. dollars at the rate of $1.00 to SF 1.3398 for 1997, $1.00 to SF 1.1889 for 1996 and $1.00 to SF
     1.2489 for 1995.

                    OPTIONS/SARS GRANTED IN LAST FISCAL YEAR

     No options or stock appreciation rights were granted in fiscal year 1997 to any of the executive officers.

         OPTIONS HELD OR OTHERWISE EXERCISED AS OF FISCAL YEAR-END 1997

     The following table discloses information regarding stock options held at the end of or exercised in fiscal 1997 for each of the executive officers listed below as of June 30, 1997, pursuant to the Option Plans.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values

                                                                 Securities underlying          Value of unexercised in-
                            Shares acquired         Value         unexercised options            the-money options at
       Name                  on exercise(1)       realized(1)     at June 30, 1997 (2)            June 30, 1997 ($)(3)
- ------------------          ---------------       -----------    ---------------------          ---------------------------
                                    --              --
Robert E. Cannon                    --              --                       65,000                $    971,252
David B. Ferraro                    --              --                       50,000                     762,500
Henry P. Doggrell                   --              --                      220,000                   3,877,000
George B. Ellis                     --              --                       25,000                     381,250
Herman P. van Eck                   --              --                       25,000                     381,250

                                    --              --

- ----------

(1) As of June 30, 1997, no Options have been exercised by the executive officers under the Option Plans.

(2) All options issued to Messrs. Cannon, Ferraro, Ellis and van Eck were granted under the 1995 Option Plan as of the date of the Company's initial public offering on November 28, 1995, at an exercise price of $18.50 per share, except that 10,810 of the options granted to Mr. Cannon were issued at the exercise price of $20.35 per share to properly qualify them as incentive stock options. An option for 20,000 shares of Company stock was granted to Mr. Doggrell pursuant to the 1995 Option Plan at $25.50 per share, the fair market value of the Company's stock on the day Mr. Doggrell joined the Company. Additionally, Mr. Doggrell was granted options for 200,000 shares of stock at an exercise price of $15.19 per share pursuant to the Management Option Plan.

(3) Based on $33.75 per share, the closing price on the New York Stock Exchange as of June 30, 1997.

                             STOCK PERFORMANCE GRAPH


     The following graph compares the cumulative total stockholder returns through June 30, 1997, since the Company's initial public offering on November 22, 1995, with returns based on the New York Stock Exchange (SIC 2600-2699 U.S. companies) index and the S&P 500 Composite Stock Price Index. The graph assumes $100 invested on November 22, 1995, and the reinvestment of any dividends paid on account of the investments.



 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


- -------------------------------------------------------------------------------------------------
                                          11/22/95   12/29/95    06/28/96    12/31/96    06/30/97
- -------------------------------------------------------------------------------------------------
    BUCKEYE CELLULOSE CORPORATION            100       113.5       141.9       137.4       174.2
- -------------------------------------------------------------------------------------------------
          S&P 500 STOCKS                     100       103.1       113.7       127.1       153.3
- -------------------------------------------------------------------------------------------------
NYSE STOCKS (SIC 2600-2699 US+FOREIGN)       100       102.4       105.0       122.5       141.2
- -------------------------------------------------------------------------------------------------

        SECURITY OWNERSHIP OF COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS
                       AND CERTAIN OTHER BENEFICIAL OWNERS

         As of August 31, 1997, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) each Director of the Company, including those persons nominated to serve as Class II Directors and each of the executive officers named in the Summary Compensation Table; and (iii) all Directors and executive officers of the Company as a group. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

       Name and Address of Beneficial Owner            Amount and Nature of Beneficial Ownership (1)        Percent of Class(1)
       ------------------------------------            ---------------------------------------------        -------------------
(i)  R. Howard Cannon, Trustee(3)(7) ....................       4,488,771                                           24.0%
     432 East Racquet Club Place
     Memphis, Tennessee 38117

     David B. Ferraro(4) ................................       1,249,732                                            6.7%
     1001 Tillman Street
     Memphis, Tennessee 38108

     NewSouth Capital Management, Inc.(5) ...............       1,288,532                                            6.9%
     1000 Ridgeway Loop Road
     Suite 233
     Memphis, Tennessee 38120-4023

     Gilchrist Berg (6) .................................         972,778                                            5.2%
     Robin Bradbury
     Water Street Capital, Inc.
     225 Water Street, Suite 1987
     Jacksonville, Florida 32202

(ii) Robert E. Cannon(2) ................................         580,386                                            3.1%

     R. Howard Cannon(3)(7) .............................       4,488,771                                           24.0%

     Red Cavaney(8) .....................................          12,100                                              *

     David B. Ferraro(4) ................................       1,249,732                                            6.7%

     Henry F. Frigon(8) .................................          12,000                                              *

     Samuel M. Mencoff(8) ...............................          75,682                                              *

     Harry J. Phillips, Sr.(8) ..........................          24,500                                              *

     Henry P. Doggrell(9) ...............................         132,283                                              *

     George B. Ellis(10) ................................         378,596                                            2.0%

     Herman P. van Eck(11) ..............................          98,864                                              *

     All Directors and Executive Officers as a group (12)
       (15 persons) .....................................       7,791,451                                           41.1%

- ----------
*Less than 1% of the issued and outstanding shares of Common Stock of the Company.

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on [18,680,193] shares issued and outstanding as of August 31, 1997. Options to purchase an aggregate of 278,500 shares are exercisable or become exercisable within 60 days of August 31, 1997. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 37,508 shares held by Kathryn Gracey Cannon, wife of Robert E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 5,219 shares held in the Company's 401(k) and retirement plans; 3,239 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; and 32,500 shares issuable upon the exercise of options, which options become exercisable within 60 days of August 31, 1997.

(3) Includes 2,280,234 shares held by the Robert E. Cannon Grantor Retained Annuity Trust, R. Howard Cannon, Trustee; 2,280,676 shares held by the Kathryn Gracey Cannon Grantor Retained Annuity Trust, R. Howard Cannon, Trustee; and 5,000 shares issuable upon the exercise of options granted under the Company's stock option plan for non-employee directors (the "Formula Plan").

(4) Includes 482,912 shares held by the David B. Ferraro Grantor Retained Annuity Trust, Barbara A. Ferraro, Trustee; 4,430 shares held in the Company's 401(k) and retirement plans; 2,393 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; and 10,000 shares issuable upon the exercise of options, which options become exercisable within 60 days of August 31, 1997. Barbara A. Ferraro is the wife of David B. Ferraro.

(5) In February 1997, NewSouth Capital Management, Inc. filed a Schedule 13G with the Securities and Exchange Commission ("SEC") as of December 31, 1996, stating that as an investment advisor, it had sole dispositive power of the shares set forth herein, which constitute more than 5% of the Company's Common Stock.

(6) In August 1997, Gilcrest Berg and Robin Bradbury, affiliates of Water Street Capital, Inc., filed a Schedule 13D with the SEC stating they have sole dispositive power of the shares set forth herein, which constitute more than 5% of the Company's Common Stock.

(7) Includes 5,000 shares issuable upon the exercise of options granted under the Company's Formula Plan, which options become exercisable within 60 days.

(8) Includes 10,000 shares issuable upon the exercise of options granted under the Company's Formula Plan, which options become exercisable within 60 days.

(9) Includes 385 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan and 84,000 shares issuable upon the exercise of options, which options become exercisable within 60 days.

(10) Includes 2,142 shares held in the Company's 401(k) and retirement plans; 996 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; and 5,000 shares issuable upon the exercise of options, which options become exercisable within 60 days.

(11) Includes 25,000 shares issuable upon the exercise of options, which options become exercisable within 60 days.

(12) Includes an aggregate of 278,500 shares issuable upon exercise of options granted under the Formula Plan and the Option Plans and 7,353 shares held in the Company's 401(k) and retirement plans.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The federal securities laws require the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations by certain reporting persons, all of the Company's officers, directors and greater than ten-percent beneficial owners made all filings required in a timely manner, except: (i) Form 4, Statement of Change in Beneficial Ownership, reflecting two separate purchases of 400 shares and 500 shares of Common Stock, respectively, was inadvertently filed late by Mr. Cavaney during fiscal year 1997, and (ii) Form 3, Initial Statement of Beneficial Ownership, for newly elected Senior Vice Presidents Doggrell, Eppinger, Horne, Huff, Matula and Whitcomb were each inadvertently filed 8 days late.

           TRANSACTIONS WITH EXECUTIVE OFFICERS, DIRECTORS AND OTHERS


     On July 2, 1996, BKI Investment Corporation, a wholly owned subsidiary of the Company, purchased 2,259,887 shares of Common Stock held by Madison Dearborn Capital Partners, L.P. for $22.125 per share.

     Messrs. Cannon and Ferraro have each executed Master Promissory Notes with Union Planters National Bank (the "Bank"), as of March 21, 1994, in the amounts of approximately $2.3 million and $0.6 million, respectively. Each of the notes is secured by Bank certificates of deposit in the name of the Company in the amounts of approximately $2.3 million and $0.6 million, respectively, pursuant to two security agreements between the Bank and the Company. Both of the notes, which mature on July 1, 1998, bear interest at a per annum rate equal to 200 basis points in excess of the respective amounts paid by the Bank on the certificates of deposit used as collateral for the notes. The interest rates are automatically adjusted every six months to correspond with the adjustments made to the interest rates payable on the certificates of deposit. As security for the Company having provided these certificates of deposit as collateral for the notes, the Company has entered into Pledge and Security Agreements with each of Messrs. Cannon and Ferraro for the pledge by both Messrs. Cannon and Ferraro of a specified numbers of shares of Common Stock, together with subsequently acquired shares, dividends and other rights with respect thereto, to the Company.

Proposal 2. RATIFICATION  OF  THE  APPOINTMENT  OF  ERNST  &  YOUNG  LLP  AS THE
            COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 1998

     The Board of Directors has confirmed the appointment by the Audit Committee of Ernst & Young LLP as the Company's independent accountants and auditors for fiscal 1998. Ernst & Young LLP served as independent accountants and auditors of the Company for the year ended June 30, 1997. Representatives of the firm will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting, if a quorum exists, entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as the Company's independent accountants and auditors for fiscal 1998. If the stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon recommendation by the Audit Committee.

     The  Board  of  Directors   recommends   voting  FOR  ratification  of  the
appointment of Ernst & Young LLP as the Company's independent accountants and auditors for fiscal 1998.

Proposal 3. APPROVAL OF AN AMENDMENT TO THE  COMPANY'S  CHARTER TO CHANGE THE
            NAME OF THE COMPANY TO "BUCKEYE TECHNOLOGIES, INC."

     The Board of Directors has approved an amendment to the Company's Charter to change the name of the Company to "Buckeye Technologies, Inc.". The Board believes that the new name will more accurately reflect the breadth of the Company's product offerings and depth of its technological innovations.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the amendment to the Charter to change the name of the Company to "Buckeye Technologies, Inc."

     The Board of Directors recommends voting FOR the proposed amendment to the Company's Charter to change the name of the Company to "Buckeye Technologies, Inc.".

                        INTRODUCTION TO PROPOSALS 4 AND 5

     Proposal 4 (the "Voting Amendment") and Proposal 5 (the "Transfer Amendment") contain certain proposed amendments to the Company's Charter which may be characterized in the view of the Securities and Exchange Commission as "anti-takeover" provisions. The Company's Charter and Amended and Restated By-laws (the "By-laws") currently contain certain other provisions which could have an anti-takeover effect, including (i) a classified Board of Directors,
(ii) limitations on actions by written consent of the stockholders, (iii) limitations on the ability to call special meetings of the stockholders and procedural requirements of business properly brought before such meetings, and
(iv) a supermajority approval requirement to amend certain of the aforementioned provisions of the Charter and By-laws (such provisions collectively referred to hereafter as the "Anti-Takeover Provisions").

     The Company also maintains a Shareholder Rights Plan with Union Planters National Bank which entitles each holder of Common Stock to one Preferred Share Purchase Right (a "Right") per share of Common Stock. Upon the accumulation of Common Stock over a certain percentage threshold by any party other than certain exempt persons (an "Acquiring Party"), the Rights Plan triggers the issuance of a fractional interest in a series of Junior Participating Preferred Stock to all stockholders other than the Acquiring Party which, under certain circumstances, are convertible in such a manner as to have a dilutive effect upon the Acquiring Party's interest. This dilutive effect may discourage a party interested in acquiring substantial positions in the Company's stock or in effecting a change of control of the Company from doing so without first negotiating with the Board of Directors (which is empowered to redeem the Rights at any time before they are triggered). The Board of Directors believes that the Anti-Takeover Provisions, along with the Shareholder Rights Plan, are desirable to help discourage hostile attempts to take control of the Company.

     Existing federal and state laws provide some protection to shareholders in connection with attempts to acquire control of a corporation. Federal securities laws and regulations generally govern disclosure required to be made to shareholders in the process of a solicitation for proxies in a proxy contest as well as in connection with business combinations. The Company is incorporated under the General Corporation Law of the State of Delaware (the "Delaware law"), which contains certain "business combination" provisions, including Section 203 of the Delaware law. Section 203 limits stock acquisitions and business combinations with certain parties for a period of three years after such party has acquired greater than 15% of the outstanding common stock of the corporation, unless (i) the transaction has been approved in advance by a majority of the Board of Directors, (ii) the affected party acquires greater than 85% of the outstanding common stock in the same transaction, or (iii) at or after the time at which the proposed business combination is approved by the Board of Directors, the transaction is approved by two-thirds of the remaining stockholders other than the party proposing the transaction.

     The Board believes that, while federal and state disclosure and procedural law requirements may help defend against hostile takeover attempts, they may not apply or be adequate in all cases. Without additional structural protection devices to ensure that takeover attempts are negotiated with the Board of Directors, hostile suitors may employ coercive tactics which the Board believes could seriously disrupt the business and management of the Company and could result in substantial inequities for some or all of the Company's stockholders. In addition, where proposals are presented to the Board of Directors, there is a greater opportunity for the Board to analyze each proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to the stockholders in the most effective manner.

     Neither the Voting Amendment nor the Transfer Amendment are recommended in response to any specific effort of which the Company is aware to accumulate the Company's Common Stock or to obtain control of the Company or its Board of Directors by means of a solicitation in opposition to management or otherwise. In addition, the Board's recommendation of the Voting Amendment and Transfer Amendment is not part of a plan by management to adopt a series of such amendments. The Board is proposing the Voting Amendment and Transfer Amendment at this time in order to structure and position the Company to address future transactions, if any, in a manner that the Board believes best serves the interests of stockholders. Although the Board may review other possible anti-takeover programs in the future, the Board has no present intention of proposing additional amendments to the Charter or the Bylaws that would affect the ability of a third party to effect a change of control of the Company.

     Stockholders should be aware that the overall effect of certain anti-takeover provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of incumbent directors or otherwise desire to make changes. In addition, the Board of Directors recognizes that hostile attempts do not always have the unfavorable circumstances or effects described above and may sometimes be beneficial to stockholders, providing all stockholders with considerable value for their shares. Nevertheless, the Board believes that the Anti-Takeover Provisions provide beneficial protection that helps to ensure that the Company's stockholders will be treated fairly and be afforded the opportunity to realize the maximum return on their investment. The Board believes that the Voting Amendment and Transfer Amendment will supplement the Anti-Takeover Provisions for the benefit of the Company and all of its stockholders.

     Both the Voting Amendment and the Transfer Amendment are permitted by the Delaware law and are consistent with the rules of the New York Stock Exchange, on which the Company's Common Stock is traded.

     The Board of Directors has carefully considered both the potential benefits and the potential adverse effects of the proposed Voting Amendment and Transfer Amendment and has unanimously concluded that any potential adverse effect is substantially outweighed by the benefits the amendments would afford the Company and its stockholders.

Proposal 4. APPROVAL  OF AN  AMENDMENT  TO THE  COMPANY'S  CHARTER TO DELETE THE
            PROVISION REQUIRING CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS FOR THE COMPANY

     The Board of Directors has unanimously approved the Voting Amendment to the Company's Charter which eliminates the provision requiring cumulative voting in the election of directors. The provision is currently found in Article Four, Section (d) of the Company's Charter.

     Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes represented by a share to a single nominee or the holder may allocate those votes among as many of the nominees for director as he or she chooses. Thus, a stockholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors are able to elect all the directors in the absence of cumulative voting.

     Under Delaware law, the stockholders of a corporation do not have cumulative voting rights unless specifically provided in a corporation's certificate of incorporation. The Board of Directors has proposed to eliminate the cumulative voting provision contained in the Company's Charter by adopting the Voting Amendment. The Board believes that the Voting Amendment reduces the risk that one or more persons would seek to acquire a minority ownership in the Company with a view toward obtaining a seat on the Board of Directors to represent specific interests. The Board believes that such an effort, if successful, could negatively affect the Board's ability to effectively conduct the affairs of the Company's business. Additionally, the Board believes that the elimination of cumulative voting is advantageous to the Company and its stockholders because each director of a publicly held corporation has the duty to represent the interests of all stockholders, rather than any specific stockholder or group of stockholders. It is also conceivable, however, that the absence of cumulative voting might deter efforts by one or more investors to seek control of the Company on a basis which some stockholders might deem favorable.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of this proposal. In the event that this proposal is not approved by the requisite vote of stockholders, the Charter will continue to provide for cumulative voting in the election of directors.

     The Board believes that the proposed Voting Amendment eliminating the provision for cumulative voting in the Charter is in the best interest of the Company and all of its stockholders for the reasons stated above and unanimously recommends a vote FOR the adoption of such proposal.

Proposal 5. APPROVAL OF AN AMENDMENT TO COMPANY'S CHARTER TO REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST 75% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, VOTING AS A SINGLE CLASS, TO APPROVE THE MERGER OR CONSOLIDATION OF THE COMPANY WITH OR INTO ANY OTHER ENTITY OTHER THAN A SUBSIDIARY OF THE COMPANY OR THE SALE, LEASE, EXCHANGE OR DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY AND ITS SUBSIDIARIES.

     The Board of Directors has also unanimously approved the Transfer Amendment to the Company's Charter which increases the percentage of shareholder vote required for the Company to engage in certain transactions. The proposed amendment will require the affirmative vote of the holders of at least 75% of the outstanding shares of Common Stock of the Company, voting as a single class, to approve the merger or consolidation of the Company with or into any other entity other than a subsidiary of the Company or the sale, lease, exchange or disposition of all or substantially all of the assets of the Company and its subsidiaries.

     The purpose of the Transfer Amendment is to provide greater assurance that the stockholders of the Company are in agreement with respect to transactions that will substantially alter the nature of the stockholders' investment. In light of increasing industry consolidation and the frequency of transactions involving hostile and/or coercive offers to stockholders, the Board believes that the Transfer Amendment will help to ensure that stockholders are treated fairly and ultimately will assist in maximizing the return on their investment.

     Under Section 251 of the Delaware law, the merger of the Company with or into another entity requires the approval of the holders of at least a majority of securities entitled to vote thereon. In addition, the sale, lease, exchange or disposition of all or substantially all of the assets of the Company requires a similar vote pursuant to Section 271 of the Delaware law. Under the proposed Transfer Amendment, the vote required to take these actions would be increased to 75% of the holders of all outstanding shares of Common Stock. The subsequent amendment or repeal by the Company's stockholders of the provisions contained in the Transfer Amendment also would require the affirmative vote of the holders of 75% of the outstanding shares of Common Stock..

     It is recognized that the adoption of the Transfer Amendment may affect the ability of a third party to acquire the Company by rendering more difficult a merger or sale of substantially all of the Company's assets, even under circumstances in which a significant portion, but less than 75%, of the stockholders of the Company favor such a transaction. Thus, the holders of greater than 25% of the total shares outstanding could have veto power over a merger or sale of assets which management and/or a majority of the shareholders believe may be desirable and beneficial. The Company's directors, officers and principal shareholders collectively beneficially own approximately 53% of the outstanding shares of Common Stock of the Company. If the Transfer Amendment is approved, the Company's directors, officers and principal stockholders would continue to have the ability to exercise veto power over a proposed merger or sale of assets.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Transfer Amendment. In the event that this proposal is not approved by the requisite vote of stockholders, Delaware law will continue to determine the required vote with respect to such transactions.

     The Board believes that the proposed Transfer Amendment requiring the affirmative vote of the holders of at least 75% of the Common Stock of the Company, voting as a single class, to approve the merger or consolidation of the Company with or into another entity other than a subsidiary of the Company or the sale, lease, exchange or disposition of all or substantially all of the Company's assets to another entity is in the best interest of the Company and all of its stockholders for the reasons stated above and unanimously recommends a vote FOR the adoption of such provision.

                 STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     In accordance with the Company's By-laws, stockholders' proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company not less than 60 days nor more than 90 days prior to the 1998 Annual Meeting in the form set forth in the By-laws for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

     The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K for the year ended June 30, 1997, as filed with the Securities and Exchange Commission. Requests should be directed to Mimi Hall, Buckeye Cellulose Corporation, 5395 Estate Office Drive, Suite 1, Memphis, Tennessee 38119-3636, telephone (901) 682-1360.


                                BY ORDER OF THE BOARD OF DIRECTORS




Memphis, Tennessee              Sheila Jordan Cunningham
September 19, 1997              Secretary and Associate General Counsel

                          Buckeye Cellulose Corporation
                                 P.O. Box 80407
               1001 Tillman Street, Memphis, Tennessee 38108-0407

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       1997 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned appoints Henry P. Doggrell, R. Neil O'Brien and David H. Whitcomb, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Cellulose Corporation (the "Company") at the close of business on September 12, 1997, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at Dixon Gallery & Gardens, 4339 Park Avenue, Memphis, Tennessee, on October 21, 1997, at 5:00 P.M., local time, and at any and all adjournments, upon the matters set forth in the Notice of said meeting. The Proxy is further authorized to vote in his discretion as to any other matters which may come before the meeting. The Board of Directors at the time of preparation of the Proxy Statement knows of no business to come before the meeting other than that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR ALL NOMINEES AND FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

(1) Election of two (2) Class II Directors. The Board of Directors recommends a vote FOR the election of the nominees.

[_] For all nominees listed below:    [_] Withhold Authority to vote or Cumulate
                                          Votes for nominees listed below (See
                                          instructions on the reverse side)
             Class II         Red Cavaney
                              David B. Ferraro
- --------------------------------------------------------------------------------

(2) To ratify the selection of Ernst & Young LLP as the Company's independent accountants and auditors for the fiscal year 1998. The Board of Directors recommends a vote FOR the proposal..

        [_] For                    [_] Against              [_] Abstain
- --------------------------------------------------------------------------------

(3) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to "Buckeye Technologies, Inc.". The Board of Directors recommends a vote FOR the proposal.

        [_] For                    [_] Against              [_] Abstain
- --------------------------------------------------------------------------------

(4) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to delete the provision requiring cumulative voting in the election of directors for the Company. The Board of Directors recommends a vote FOR the proposal.

        [_] For                    [_] Against              [_] Abstain
- --------------------------------------------------------------------------------

(5) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to require the affirmative vote of the holders of at least 75% of the outstanding shares of Common Stock of the Company, voting as a single class, to approve the merger or consolidation of the Company with or into any other entity other than a subsidiary of the Company or the sale, lease, exchange or disposition of all or substantially all of the assets of the Company and its subsidiaries. The Board of Directors recommends a vote FOR the proposal.

        [_] For                    [_] Against              [_] Abstain
- --------------------------------------------------------------------------------

(6) Such other business as may properly come before the meeting or any adjournment thereof.

********************************************************************************

The undersigned hereby acknowledges receipt of the Notice of the 1997 Annual Meeting and the related Proxy Statement.

Dated:  _________, 1997                          Signed:________________________

[Label to be placed here]                        Signed:________________________
                                                      Shareholder   should  sign
                                                      here  exactly  as shown on
                                                      the label affixed  hereto.
                                                      Administrator, Trustee, or
                                                      Guardian, please give full
                                                      title.  If more  than  one
                                                      Trustee,  all should sign.
                                                      All  Joint  Owners  should
                                                      sign.

Please indicate if you plan to attend the Stockholders' Meeting ____ Yes ____ No

           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
                 Ms. Portia Zerilla, Corporate Trust Department
                          Union Planters National Bank
                          6200 Poplar Avenue, 3rd Floor
                            Memphis, Tennessee 38118

********************************************************************************

This portion should be completed only if you choose to withhold authority or cumulate votes with regard to the election of directors.

[_] To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below:

- --------------------------------------------------------------------------------

[_] Cumulative Voting: You are entitled to cast a number of votes ("Cumulative Votes") equal to the product of the number of shares you are entitled to vote times two (the number of directors to be elected). You may cast all or any portion of your Cumulative Votes for either nominee or may allocate all or any portion of your Cumulative Votes between the two nominees in such proportions as you choose by specifying in the spaces provided below the number of your Cumulative Votes to be voted in favor of each nominee. Please make sure that the total number of votes for all nominees specified in the spaces provided below do not exceed your total number of Cumulative Votes.

                           _____ votes for Red Cavaney
                           _____ votes for David B. Ferraro

     If you mark both boxes in Item (1) on the reverse side of this Proxy, your vote will be considered a vote FOR both nominees.

********************************************************************************